Presentation to Prospective Lenders $2,095,000,000 Senior Secured Credit Facilities June 2006 Exhibit 99 * * * * * * * * * *

Safe Harbor
This presentation contains forward-looking information, within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended, that is based on management’s beliefs and assumptions, current expectations, estimates and projections.  Such information, including information relating to the Company’s expectations for future financial performance, is not considered historical facts and is considered forward-looking information under the federal securities laws.  This information may contain words such as “believes,” “anticipates,” “plans,” “expects,” “intends,”
“estimates” or similar expressions.  This information is not a guarantee of the
Company’s future performance and is subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied by this forward-looking information and include, without limitation, demand and competition for the Company’s services and other risks or uncertainties.  Given these uncertainties, you should not rely on forward-looking information.  The Company undertakes no obligations to update any forward-
looking information, whether as a result of new information, future events or otherwise.

Agenda
Transaction Overview
Acquisition Rationale
Cedar Fair Overview
Historical Financial Results
Syndication Overview
Public Q&A
Projected Pro Forma Financial Results
Private Q&A
Paramount Parks Overview

Transaction Overview * * * * * * * * * * *

Transaction Overview
On May 22, 2006, Cedar Fair entered into a definitive agreement to acquire Paramount Parks for approximately $1.24 billion
(1)
Paramount Parks owns and operates five amusement parks in North
America with over 12 million annual visitors
As part of the Acquisition, Cedar Fair intends to complete a $250.0 million
Equity Offering following the closing of the Acquisition with proceeds utilized to repay Term Loan borrowings
Permanent debt financing to consist of $350.0 million of revolving credit facilities and $1,495.0 million term loans
Committed term loans of $1,745.0 million to be drawn at closing and reduced with proceeds from the Equity Offering
PF LTM 3/31/06 Revenue and EBITDA of $975.3 million and $314.9 million, respectively
(1) Purchase price of $1,243.2 million assuming a June 30 closing.  Pursuant to the Purchase Agreement, the purchase price decreases by $1.0 million per day for each day the transaction is not closed during the month of July.

Sources and Uses of Funds
(1)
Revolver
(2)
$20.2 Purchase of Paramount Parks $1,213.2
US Dollar Term Loan
(3)
1,475.0 Refinance Existing Cedar Fair Debt 483.0
Canadian Revolver
(4)
0.0 Estimated Fees and Expenses 54.0
Canadian Term Loan 270.0 Cost to Achieve Synergies
(5)
15.0
Total Sources $1,765.2 Total Uses $1,765.2
Sources
Uses
($ in millions)
(1) Assumes Transaction closing date of July 31, 2006.
(2) Total facility size of $310.0 million.
(3) Proceeds from the Equity Offering, which is expected to be completed within 6 months from closing, to be used to repay a portion of the US dollar Term Loan.
(4) Total facility size of $40.0 million US equivalent.
(5) Includes severance and other termination costs, contract termination fees and typical restructuring costs.

(1) Assumes Transaction closing date of July 31, 2006.
(2) Based on PF LTM EBITDA 3/31/06 EBITDA of $315 million, consisting of $194 million for Cedar Fair, $111 million for Paramount and $10 million of projected first year cost reductions.
(3) Total facility size of $310.0 million.
(4) Total facility size of $40.0 million.
(5) Reflects Cedar Fair’s equity market capitalization as of June 1, 2006.
Pro Forma Capitalization
(1)
0.0 0.0 0.0 0.0 Canadian Revolver
(4)
47.4% 55.0% Total Debt/Capitalization
0.9 270.0 0.9 270.0 Canadian Term Loan
$3,207.9
1,442.7
$1,765.2
1,475.0
20.2
$2.0
PF Acquisition
10.2x
4.6
5.6x
4.7
0.1x
Multiple of PF
LTM EBITDA
(2)
$3,219.1
1,692.7
$1,526.4
1,225.0
31.4
$2.0
PF Acquisition
and Equity
Offering
10.2x Total Capitalization
5.4 Market Value of Equity
(5)
4.8x Total Debt
3.9 US Term Loan
0.1x US Revolver
(3)
Cash
Multiple of PF
LTM EBITDA
(2)
($ in millions)

Senior Management Representatives Richard L. Kinzel Chairman, President and Chief Executive Officer Peter J. Crage Chief Financial Officer

Experienced Management Team
The Company’s senior management team has extensive experience in the theme park industry.
26 8
Craig Freeman-VP-Administration
32 32
H. John Hildebrandt-VP, GM of Cedar Point
25 8
Gregory Picon-VP, GM of West Coast Operations
31 28
Larry MacKenzie-VP, GM of Valleyfair
34 27
H. Philip Bender-VP, GM of Worlds of Fun
23 17 Average
1 1
Fran Lutz-Corporate Treasurer
11 11
Brian Witherow-VP and Corporate Controller
17 7
Robert Decker-Corp. VP-Planning and Design
10 5
Peter Crage-Chief Financial Officer
30 30
Jack Falfas-Chief Operating Officer
34 34
Richard Kinzel-Chairman, President and CEO
Years in
Theme Park Industry
Years with
Cedar Fair Name/Position

Cedar Fair Overview
Cedar Fair owns seven amusement parks:
Cedar Point (Sandusky, OH)
Knott’s Berry Farm (Buena Park, CA)
Dorney Park (Allentown, PA)
Valleyfair (Shakopee, MN)
Worlds of Fun (Kansas City, MO)
Geauga Lake (Cleveland, OH)
Michigan’s Adventure (Muskegon, MI)
Also owns five separately gated outdoor
water parks and one indoor water park
Cedar Point, Knott’s Berry Farm and Worlds of
Fun have adjacent water parks with other
Knott’s parks in San Diego and Palm Springs
Indoor water park resort in Sandusky, OH
Total attendance of 12.7 million generating
$568.2
(1)
million of revenue and $194.2
million of EBITDA in 2005
2,807 owned acres with 1,369 acres
reserved for development
(1) Excludes Mall of America management fee.
Business Description
Knott’s Soak City Water Park
Palm Springs, CA
Knott’s Soak City Water Park
San Diego, CA
Knott’s Berry Farm/
Knott’s Soak City Water Park
Buena Park, CA
Worlds or Fun/Oceans of Fun
Kansas City, MO
Valleyfair
Shakopee, MN
1
3
2
4
5
6
7
8 9
1
Michigan’s Adventure
Muskegon, MI
Cedar Point/Soak City/Castaway Bay
Sandusky, OH
Geauga Lake & Wildwater Kingdom
Cleveland, OH
Dorney Park & Wildwater Kingdom
Allentown, PA
2
3
4
5
6
7
8
9

Cedar Fair, L.P.

Paramount Parks

Paramount Parks

Paramount Parks Company Overview
Paramount Parks owns five of the 35 most
attended theme parks in North America
including:
Canada’s Wonderland (Toronto, Ontario)
Kings Island (Cincinnati, OH)
Kings Dominion (Doswell, VA)
Carowinds (Charlotte, NC)
Great America (Santa Clara, CA)
All parks include water parks
Five parks had total attendance of 12.2
million generating $405.1 million of
adjusted park-level revenue and $109.4
million of EBITDA in 2005
Parks and adjacent developments occupy
2,322 owned acres and 180 leased acres
with 939 acres reserved for development
1
2
3
4
5
Great America
Santa Clara, CA
Kings Island
Cincinnati, OH
Canada’s Wonderland
Toronto, Ontario
Carowinds
Charlotte, NC
Kings Dominion
Doswell, VA
1
2
3
4
5

Acquisition Rationale * * * * * * * * * * * *

Compelling Strategic Rationale
Corporate overhead
More efficient operations
Capital deployment
Geographic clustering
Scale
Implement strategies to maximize profitability
per guest
Expand Paramount’s out of park revenue
opportunities
Reduces dependency on any one park
Diversifies exposure to regional weather,
economic and demographic trends
Well-run family-oriented theme parks
Complementary locations
Quality assets-minimal “catch-up” capital and
maintenance expenditures required
Attractive &
Complementary
Asset Portfolio
Significant Potential
Opportunity for Synergies
and Improved Operations
Growth Opportunities
Enhances Diversification

Complementary Asset Portfolio
After the Acquisition, Cedar Fair will have a national footprint.
Cleveland, OH
Toronto, ON
Santa Clara, CA
Buena Park, CA
Kansas City, MO
Shakopee, MN
Sandusky, OH
Muskegon, MI
Richmond, VA
Charlotte, NC
Cincinnati,    OH
Allentown, PA
Paramount’s
Great America
Knott’s
Berry Farm
Paramount’s
Kings Island
Paramount’s
Carowinds
Paramount’s
Kings Dominion
Dorney Park and
Wildwater Kingdom
Paramount
Canada’s Wonderland
Geauga Lake
Cedar Point
Michigan’s Adventure
Valleyfair
Worlds
of Fun

Cedar Fair 2005 Revenue
Mix by Park
Cedar Point
37.0%
Knott’s
Berry Farm
32.8%
Worlds
of Fun
6.2%
Dorney
Park
9.8%
Pro Forma 2005 Revenue
Mix by Park
($ in millions)
Valleyfair
6.3%
Enhanced Revenue Diversification
Michigan’s
Adventure
3.3%
Geauga
Lake
4.6%
Valleyfair
3.7%
Dorney Park
5.7%
Worlds of
Fun
3.6%
Canada’s
Wonderland
9.5%
Kings Island
11.0%
Kings
Dominion
8.3%
Cedar Point
21.7%
Knott’s
Berry
Farm
19.3%
The Company will have a diversified revenue stream with four parks generating attendance of over 3.0 million visits.
Michigan’s
Adventure
1.9%
Geauga Lake
2.7%
Carowinds
6.2%
Great America
6.4%

1.0%
1.4%
4.6%
2.0%
6.2%
(8.1%)
(10)
(8)
(6)
(4)
(2)
0
2
4
6
8
10%
Cedar Fair Paramount Six Flags
Revenue   EBITDA
$32.37
$34.23
$37.68
0
10
20
30
40
$50
Cedar Fair Paramount Six Flags
Opportunity to Improve Operating Performance
While both Cedar Fair and Paramount have strong profitability, Cedar
Fair will increase growth and margin after Paramount is fully integrated.
2001–2005 Growth 2005 In-Park Revenue per Capita
Source: Historical information based on audited financials.  Six Flags information excludes results from Houston
Astroworld and costs associated with management restructuring.

Pre-Tax ROIC
15.4%
13.9%
18.3%
7.4%
6.3%
9.2%
0
4
8
12
16
20%
2003 2004 2005
More Efficient Capital Spending
Theming adds significant additional costs to
attraction development and implementation
Incremental capital does not generate adequate
return
Savings possible from scale and a more
strategic approach to capital deployment
Purchasing efficiencies given the increased
scale
In house design and construction management
Commentary
Cedar Fair   Paramount Parks
Cedar Fair has achieved a dramatically higher return on invested capital and believes it can improve returns at Paramount

Cedar fair, L.P.

The Adventures of
JIMMY
NEUTRON
BOY GENIUS

Branding Strategy
In connection with the Acquisition, Cedar Fair will acquire
the right to use the Paramount and Nickelodeon intellectual
property under separate license agreements
Each agreement includes a royalty on net sales in the
acquired parks
Nickelodeon brands are believed to drive family attendance;
current view is to maintain and extend the agreement in
the future
4 year initial term for Nickelodeon
Paramount branding will be evaluated post closing
10 year initial term for Paramount
Will carefully review existing Paramount customer studies and other data and test anticipated customer reaction to determine desire to continue use

Cost of Goods Sold:
Merchandise $1.0–$1.5
Games 1.0–1.5
Wages (Full-time Excl. Corp.) 5.0–7.0
Concert Paybacks 1.0
Supplies, Maintenance, Etc. 0.5–3.0
Insurance 2.0
Travel, Recruitment, Licenses, Print 3.0
Total Operating Cost Synergy Opportunities $13.5–$19.0
Corporate Overhead 4.0–6.0
Total Cost Synergy Opportunities $17.5–$25.0
Steady-State Cost Synergy Estimates
($ in millions)
Cedar Fair COGS lower as a % of sales
Driven by direct sourcing
Target
Category Amount Comment
Significant differences in staffing levels and
in some instances wage rates
Cedar Fair will place less reliance on
concerts
Savings from common ownership and more
efficient practices
Consistent with historical experience
Paramount management believed CBS
transfer pricing was unfavorable
Elimination of license fee, printing costs,
excessive corporate travel, etc.
Source: Cedar Fair management.

Integration Strategy
Cedar Fair will draw on its acquisition experience to efficiently realize synergies and cost reductions while improving operations.
Adjust staffing
Determine Paramount brand
strategy
Implement Cedar Fair
personnel/wage structure
Realize purchasing
efficiencies
Adopt maintenance best
practices
Test changes in pricing and
marketing strategy
Change capital spending
plan
Stage Two
Optimal pricing and
marketing strategies in
place
Fully implement capital plan
Begin to realize enhanced
returns on investment
Stage Three Stage One
Immediate corporate
overhead reductions
Insurance, excess staffing,
etc.
Evaluate staffing and
branding strategy

Proven Acquisition Integration Success
Since acquiring Knott’s Berry Farm and Dorney Park, Cedar Fair has driven substantial improvement in operating results at both parks.
Acquired in 1997
Attendance 3.0%
Rev/Cap 0.3
Revenue 5.6
EBITDA 13.8
% Margin 1,240 bps
’98-’05 CAGR/bps
Case Study:  Knott’s Berry Farm
Acquired in 1992
Attendance 1.9%
Rev/Cap 3.0
Revenue 4.9
EBITDA 8.8
% Margin 1,350 bps
’93-’05 CAGR/bps
Case Study:  Dorney Park
Knott’s Berry Farm:
Added thrill rides to differentiate from competitors and target broader audience
Added complementary facilities including restaurants and a waterpark
Dorney Park:
Added thrill rides
Improved park infrastructure and reputation
(Amounts in millions, except Rev/Cap)

Investment Highlights
Strong Market Position
Operating Scale and Diversity
Industry Leading Operating Metrics
Established and Well-Known Brands
Strong Historical and Projected Results
Significant Real Estate Holdings
Significant Equity Value

Cedar Fair Overview * * * * * * * * * * * * * * * * *

2005—By Park
Cedar Point
37.0%
Knott’s
Berry Farm
32.8%
Worlds
of Fun
6.2%
Dorney
Park
9.8%
($ in millions)
Valleyfair
6.3%
Cedar Fair Revenue Mix
Michigan’s
Adventure
3.3%
Geauga
Lake
4.6%
2005 Revenue of $568.2 million

Cedar Fair Summary Financial Information
(Amounts in millions, except Rev/Cap)
(1) Geauga Lake was acquired from Six Flags in 2004.
(2) Excludes Mall of America management fee.
(3) Represents CapEx in prior and current calendar year associated with current year operating season.
(4) CapEx in 2004 and 2005 was unusually large due to $20.9 million for the addition of Castaway Bay Indoor
Waterpark Resort at Cedar Point and $21.0 million to add a water park at Geauga Lake.
’01–’05 CAGR
(Excluding
Geauga
Lake (1) )
’01–’05
CAGR 2005A 2004A (1) 2003A 2002A 2001A
0.2% 1.6% 12.7 12.6 12.2 12.4 11.9 Attendance
15.4% 9.4% 9.6% 8.6% 10.4% % Sales
7.8 15.5 $87.6 (4) $50.8 $48.9 $43.0 $49.2 Capital Investment (3)
34.2% 32.1% 34.7% 34.0% 32.1% % Margin
6.6 6.2 $194.4 $173.3 $176.5 $170.1 $152.7 EBITDA
5.3% 6.2% 1.6% 5.3% 0.5% % Growth
3.3 4.6 568.2 539.4 508.1 500.2 475.2 Revenue (2)
2.3 2.3 $37.68 $36.59 $35.48 $34.50 $34.41 In—Park Rev/Cap

Cedar Point Park Highlights
Industry leading profitability
A “Destination Amusement Park”
Out of park development includes hotels, campgrounds,
cottages, restaurants and two marinas
More than 65 rides including 16 world-class roller
coasters including 3 of Coaster Magazine’s top 4 roller
coasters
Two separately gated water parks:
Soak City (outdoor) and Castaway Bay (indoor park/hotel)

Acquired by Cedar Fair in 1997
Year round park (364 days per year) lessens overall seasonality
Huge market with 20 million local population and leading tourist destination
Three separately gated Knott’s Soak City water parks
One adjacent to Knott’s Berry Farm and one in each of Palm Springs and San Diego
Park includes more than 40 attractions
Knott’s Berry Farm Park Highlights

Cedar fair, L.P.

Dorney Park
Wildwater Kingdom

Valleyfair®

Acquired by Cedar Fair in 1992, and is located near Allentown in South
Whitehall Township, Pennsylvania
Features more than 50 rides and attractions
Significant turnaround after acquisition in 1992
Dorney Park Park Highlights
Valleyfair Park Highlights
Acquired in 1978
More than 35 rides and attractions
Whitewater Country water park included with general admission

Acquired by Cedar Fair in 1995
Traditional amusement park themed around Jules Verne’s adventure book Around the World in Eighty Days
Offers its guests more than 40 rides and attractions
One of the largest water parks in the Midwest
Worlds of Fun Park Highlights
Michigan’s Adventure Park Highlights
Acquired by Cedar Fair in 2001
Offers guests more than 40 rides and attractions and water park
Wildwater Adventure water park included with general admission

Acquired by Cedar Fair in 2004 Includes a 50 acre spring-fed lake and a wide variety of rides and attractions New Wildwater Kingdom water park built in 2005 and 2006 Geauga Lake Park Highlights

Paramount Parks Overview * * * * * * * * * * *

2005—By Park Paramount Parks Revenue Mix Canada’s Wonderland 22.9% Kings Island 26.7% Kings Dominion 20.0% Carowinds 14.9% Great America 15.5% 2005 Revenue of $405.1 million

Paramount Parks Adjusted Financial Information
(Amounts in millions, except Rev/Cap)
11.2% 10.4% 10.7% 11.2% 10.9% % of Revenue
2.2 $45.4 $41.7 $39.4 $41.5 $41.6 Capital Investment
(4)
27.0% 25.9% 25.5% 24.8% 26.4% % Margin
2.0 $109.4 $103.3 $93.6 $92.1 $101.2 EBITDA
(3)
1.5% 8.7% (0.9%) (3.0%) NA % Growth
1.4 405.1 399.3 367.5 371.0 382.6 Revenue
(1)(2)
(1.4) $34.23 $34.68 $35.50 $36.13 $36.28 Rev/Cap
(1)
2.2% 12.2 11.9 10.7 10.8 11.2 Attendance
(1)
’01–’05
CAGR 2005A 2004A 2003A 2002A 2001A
(1) Park-level data only.
(2) Revenue has been adjusted to be consistent with Cedar Fair’s revenue presentation.
(3) Includes park-level results plus corporate overhead, STAR TREK: The Experience, Bonfante Gardens and management contracts EBITDA as reported and includes non-recurring items.
(4) Represents capital expenditures in prior and current calendar year associated with current year operating season.

Highest amusement park attendance for any seasonal theme park in
North America (3.3 million in 2005)
“National Theme Park of Canada”—attendance twice that of the second largest park in Canada (Six Flags, La Ronde in Montreal)
Large growing and ethnically diverse core market with population in core area surrounding park projected to grow 7.1% during the next five years
Broad base of attractions including thrills for teens, children’s areas and a water park
72 rides and four shows
Canada’s Wonderland Park Highlights

Cedar fair, L.P.

Paramount's KINGS ISLAND

Paramount's KINGS DOMINION

Strong local brand equity since founded in 1972
Attractions include 59 rides, six shows and Boomerang Bay Water Park
Resort
Caters to families with small children-Amusement Today’s ”Best Kid’s
Area” in the world in each of the last five years
Water park includes 50 water activities
Kings Island Park Highlights
Kings Dominion Park Highlights
Large, growing and economically vibrant Mid-Atlantic markets
Attractions include 56 rides, five shows and WaterWorks
Named “Best Theme Park” in Washington Post Reader’s Choice Award

Cedar fair, L.P.

Paramount's CAROWINDS

Paramount's GREAT AMERICA

Limited competition-only regional theme park in the Carolinas
Attractive local market-6.7% population growth projected in the next five years
High seasonal pass penetration/local guest visitation
Attractions include 45 rides, five shows and a water park
Carowinds Park Highlights
Great America Park Highlights
Founded in 1976; 113-acre park
53 rides, 5 shows and over 99 food and retail locations
Classic attractions such as the wooden roller coaster, The Grizzly ® , and
Rip Roaring Rapids™ plus Top Gun and Drop Zone Stunt Tower ®
Real estate leased from city of Santa Clara through 2039

Historical Financial Results * * * * * * * * * * *

12 12 12 13
13
11 11 11
12 12
23
23
23
25
25
0
15
30
45
2001A 2002A 2003A 2004A 2005A
($ in millions, except per capita)
Summary Historical Combined Financial &
Operating Information
(1) Park-level data only.
Attendance
(1)
% Growth 0.4% (1.3%) 7.0% 1.6%
2001–2005 CAGR = 1.9%
$34 $35
$35 $37
$38
$36 $36 $36
$35 $34
$35 $35 $35
$36
$36
0
50
$100
2001A 2002A 2003A 2004A 2005A
Cedar Fair   Paramount
Revenue Per Capita
(1)
2001–2005 CAGR = 0.5%

$568
$539
$508 $500
$475
$405
$399
$368
$371
$383
$973
$939
$876
$871
$858
0
300
600
900
$1,200
2001A 2002A 2003A 2004A 2005A
Cedar Fair   Paramount Adjusted
($ in millions, except per capita)
Summary Historical Combined Financial &
Operating Information (cont.)
(1)   Includes park-level operations, resorts and other out-of-park operations. Excludes Mall of America management fee.
(2) Includes park-level results only.  Revenue has been adjusted to be consistent with Cedar Fair’s revenue presentation.
Revenue
% Growth 1.6% 0.5% 7.2% 3.7%
2001–2005 CAGR = 3.2%
(1) (2)

$153
$170
$177
$173
$194
$101
$92
$94
$103
$109
$254
$262
$270
$277
$304
0
200
$400
2001A 2002A 2003A 2004A 2005A
Cedar Fair   Paramount
EBITDA
% Growth 3.3% 3.0% 2.4% 9.8%
Total 2001–2005 CAGR = 4.6%
Cedar Fair 2001–2005 CAGR = 6.2%
Paramount 2001–2005 CAGR = 2.0%
% Margin-Total 30.1 30.8 29.5 31.2 29.6%
($ in millions, except per capita)
Summary Historical Combined Financial &
Operating Information (cont.)
(1)   Includes park-level operations, resorts, corporate expense and other out-of-park operations. Excludes Mall of
America management fee.
(2) Includes park-level results plus STAR TREK: The Experience, Bonfante Gardens and management contracts
EBITDA as reported and includes non-recurring items and corporate expense.
(1) (2)
% Margin-Cedar Fair 34.0 34.7 32.1 32.1
% Margin-Paramount 24.8 25.5 25.9 27.0 26.4
34.2

$49
$43
$49
$51
$88
$42
$42
$39
$42
$45
$91
$85
$88
$93
$133
0
100
$200
2001A 2002A 2003A 2004A 2005A
Cedar Fair   Paramount
($ in millions, except per capita)
Summary Historical Combined Financial &
Operating Information (cont.)
(1) Represents capital expenditures in prior and current calendar year associated with current year operating season.
Capital Investment
(1)
% of Revenue 9.7% 10.1% 9.9% 13.7% 10.6%

Syndication Overview * * * * * * * * * * * *

Pro Forma Corporate Structure Public L.Ps. Corporate G.P. Corporate HoldCo Carowinds Kings Dominion Great America Kings Island Canada’s Wonderland (Foreign)

Summary of Terms—Senior Credit Facilities
$2,095.0 million of senior secured credit facilities consisting of: Type and Amount of
Facilities:
Any parent company of the Borrowers and each of the Borrowers’ direct and indirect present and future domestic subsidiaries
Guarantors:
Cedar Fair, L.P. (the “US Borrower”), Paramount Canada’s Wonderland (the
“Canadian Borrower”) (collectively the “Borrowers”)
Borrowers:
`
TBD
5 years
US $40.0
Canadian Revolver
TBD TBD TBD LIBOR Margin:
6 years
US $270.0
Canadian
Term Loan
6 years 5 years Maturity:
$1,475.0 $310.0 Amount:
US
Term Loan US Revolver
($ in millions)
All tangible and intangible assets of the Borrowers and the Guarantors, a pledge of the capital stock of domestic subsidiaries and 65% of the capital stock of first tier foreign subsidiaries (or 100% of all foreign subsidiaries if no adverse tax effects would result)
Security:
Term Loan Facilities:  1% per annum with the balance payable at maturity Required
Amortization:

Summary of Terms—Senior Credit Facilities (cont.)
No default or event of Default;
No Distribution Suspension Period;
Such Payment, together with all such other restricted payments made subsequent to the Closing Date, does not exceed Cumulative Distributable
Cash.
Permitted
Distributions:
Cumulative Available Cash, plus Net Equity Proceeds (not otherwise applied)
and a specified amount to be determined, minus cumulative restricted payments made
Cumulative
Distributable Cash:
EBITDA minus (i) cash interest expense; (ii) debt repayments; (iii) capital expenditures; (iv) taxes paid in cash; (v) increases in working capital; and (vi)
certain other cash expenses; plus (vii) decreases in working capital
Available Cash:
Period in which the consolidated leverage ratio is greater than a ratio (TBD, at a level more restrictive than the maximum total consolidated leverage ratio covenant)
Distribution
Suspension Period:
Usual and customary for transactions of this type Other Terms and
Conditions:
(i) Maximum Total Leverage Ratio and (ii) Minimum Fixed Charge Coverage
Ratio
Financial Covenants:

Syndication Timetable
(1)
Holiday
June 15
June 29
July 6
July 10
Key Dates Event
S M T W T F S S M T W T F S
June July
2006
Bank Meeting
Commitments Due
Comments due on Loan Documentation
Closing and Funding
(1) Projected closing date assumes no delay from HSR review.
Key Dates
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Public Q&A * * * * * * * * * * *

Presentation to Prospective Lenders Private Version $2,095,000,000 Senior Secured Credit Facilities June 2006 * * * * * * * * * * *